Short-term Investments	12 Months Ended
Dec. 31, 2014
Short-term Investments [Abstract]
Short-term Investments
Short-term Investments
At December 31, 2014 and 2013, we had $180.2 million and €30.0 million ($41.4 million as of December 31, 2013), respectively, of loan receivables and commercial paper due from financial institutions. These loan receivables and commercial paper are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are carried at fair market value, which is equal to the cost. At December 31, 2014, these loans consist of $149.8 million and €25.0 million ($30.4 million as of December 31, 2014) which mature at various date through June 2016. All instruments that have an original tenor of more than 12 months include put option rights on at least a quarterly basis. Interest income is determined using the effective interest rate method. These loans are classified as current assets in the accompanying consolidated balance sheets since we may put the loans at our discretion.
At December 31, 2014 and 2013, we also had €3.2 million ($3.9 million) and €6.2 million ($8.5 million), respectively in term deposits with final maturities until December 2017. The deposits can be withdrawn at the end of each quarter without penalty and are therefore classified as current assets in the accompanying consolidated balance sheets.
For the year ended December 31, 2014 and 2013, proceeds from sales of short term investments totaled $275.8 million and $63.1 million, respectively. During the year ended December 31, 2014, realized losses totaled $3.9 million. There were no realized gains or losses during 2013 or 2012.